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                                                                    EXHIBIT 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT DECEMBER 16, 2003

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                                                                    YEAR BUILT/         WATER
           RIG                            RIG DESIGN                  REBUILT           DEPTH                   LOCATION
------------------------------------------------------------------------------------------------------------------------------------
U.S. GULF OF MEXICO (13)
------------------------

JACKUPS (2)
-----------

# Noble Eddie Paul             MLT Class 84-E.R.C. (T)              1976/1995          390'-IC        West Delta 90

Noble Tom Jobe                 MLT Class 82-SD-C (T) (Z)               1982            250'-IC        South Timbalier 161

SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano            Noble EVA 4000TM (T)                 1981/1998          6,000'         Green Canyon 518

# Noble Jim Thompson           Noble EVA 4000TM (T)                 1984/1999          6,000'         Mississippi Canyon 809

Noble Amos Runner              Noble EVA 4000TM (T)                 1982/1999          6,600'         Green Canyon 679

# Noble Max Smith              Noble EVA 4000TM (T)                 1980/1999          6,000'         Garden Banks 625

Noble Homer Ferrington         F&G 9500 Enhanced Pacesetter (T)     1985/2000          6,000'         Green Canyon 243

Noble Clyde Boudreaux          F&G 9500 Enhanced Pacesetter         1987/1999         10,000'         MS - Signal shipyard

# Noble Lorris Bouzigard       IPF Pentagone (T)                    1975/2003          4,000'**       Garden Banks 112

# Noble Therald Martin         IPF Pentagone (T)                    1977/2003          4,000'         MS - Signal shipyard

SUBMERSIBLES (3)
----------------

# Noble Joe Alford             Pace 85                              1982/1997           85'-C         South Pelto 17

Noble Lester Pettus            Pace 85                              1982/1997           85'-C         Breton Sound 52

# Noble Fri Rodli              Transworld                           1979/1998           70'-C         West Cameron 29

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                                                   ANTICIPATED
                                                    CONTRACT          DAYRATE
          RIG                    OPERATOR          EXPIRATION         ($000)          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------

JACKUPS (2)

# Noble Eddie Paul                Hunt Oil           2/2004            49-51          Rig scheduled to return to Apache after the
                                                                                      Hunt Oil work.

Noble Tom Jobe                   ADTI/Arena          2/2004            31-33

SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano               Anadarko           3/2004            80-82          New rate commenced 12/07/2003 for +/- 95 days.

# Noble Jim Thompson                Shell            7/2004           154-156         Rig experienced 12 days of downtime in 4Q '03.

Noble Amos Runner                Kerr-McGee          8/2004           146-148

# Noble Max Smith                Kerr-McGee          1/2005            74-76          Rig stacked 11/05/03 through 12/01/2003.
                                                                                      Commenced contract with Kerr-McGee at $74-76
                                                                                      for one well, +/- 60 days, plus option well at
                                                                                      mutually agreed rates. Amerada Hess has 75
                                                                                      days remaining on its contract commitment in
                                                                                      2004.

Noble Homer Ferrington              Nexen            3/2005            87-88          Rig commenced a +/- 120-day contract for Nexen
                                                                                      @ $87-88 on 11/07/2003.

Noble Clyde Boudreaux             Shipyard                                            Previously disclosed lay-up plan for
                                                                                      suspension of project currently being
                                                                                      implemented. The hull is ready to install
                                                                                      drilling equipment upon improvement in market
                                                                                      conditions and commitment from an operator. BP
                                                                                      will not utilize the unit on the Atlantis
                                                                                      development project.

# Noble Lorris Bouzigard          Anadarko           1/2004            37-39          Contract commenced 12/14/2003 for one well
                                                                                      with Anadarko. LOI with Unocal for a 120-day
                                                                                      contract at $37-39 to commence +/- 1/15/2004.

# Noble Therald Martin            Shipyard                                            Rig is equipped with aluminum alloy riser and
                                                                                      is being actively marketed.

SUBMERSIBLES (3)
----------------

# Noble Joe Alford                 Stacked                                            Rig released on 12/05/2003. Contract with
                                                                                      Walter Oil & Gas to commence +/- 12/17/2003
                                                                                      for 30 days @ $20-21.

Noble Lester Pettus                Century          12/2003            21-23

# Noble Fri Rodli                 Spinnaker          2/2004            20-22          Commenced contract with Spinnaker at $20-22 on
                                                                                      11/12/2003 for one well, plus option well at
                                                                                      mutually agreed rate.

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                                                                    YEAR BUILT/         WATER
           RIG                            RIG DESIGN                  REBUILT           DEPTH                   LOCATION
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL (44)
------------------

MEXICO JACKUPS (8)
------------------

Noble Lewis Dugger             Levingston Class 111-C (T)           1977/1997          300'-IC        Bay of Campeche

Noble Gene Rosser              Levingston Class 111-C (T)           1977/1996          300'-IC        Bay of Campeche

Noble Sam Noble                Levingston Class 111-C (T)              1982            300'-IC        Bay of Campeche

Noble John Sandifer            Levingston Class 111-C (T)           1975/1995          300'-IC        Bay of Campeche

Noble Johnnie Hoffman          BakMar BMC 300 IC (T) (Z)            1976/1993          300'-IC        Bay of Campeche

Noble Leonard Jones            MLT Class 53-E.R.C. (T)              1972/1998          390'-IC        Bay of Campeche

Noble Earl Frederickson        MLT Class 82-SD-C (T) (Z)            1979/1999          250'-IC        Bay of Campeche

Noble Bill Jennings            MLT Class 84-E.R.C. (T)              1975/1997          390'-IC        Bay of Campeche

BRAZIL JACKUP (1)
-----------------

# Noble Dick Favor             BakMar BMC 150 IC (T)                1982/1993          150'-IC

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff               Noble EVA 4000TM (T)                 1981/1998         8,900'-DP       Brazil

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius             Gusto Engineering Pelican (T)        1981/1996         5,000'-DP       Brazil

Noble Muravlenko               Gusto Engineering Ice Class (T)      1982/1997         4,000'-DP       Brazil

# Noble Roger Eason            Neddrill (T)                         1977/1997         6,000'-DP       Brazil

NORTH SEA JACKUPS (8)
---------------------

# Noble Al White               CFEM T-2005 C (T)                    1982/1997          360'-IC        Netherlands

Noble Byron Welliver           CFEM T-2005 C (T)                       1982            300'-IC        Denmark

Noble Kolskaya                 Gusto Engineering (T)                1985/1997          330'-IC        Netherlands

# Noble George Sauvageau       NAM (T)                                 1981            250'-IC        Netherlands

# Noble Ronald Hoope           MSC/CJ46 (T)                            1982            250'-IC        United Kingdom

# Noble Piet van Ede           MSC/CJ46 (T)                            1982            250'-IC        Netherlands

# Noble Lynda Bossler          MSC/CJ46 (T) (Z)                        1982            250'-IC        Netherlands

Noble Julie Robertson          Baker Marine Europe Class (T)        1981/2000         390'-IC***      United Kingdom

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                                                   ANTICIPATED
                                                    CONTRACT          DAYRATE
          RIG                    OPERATOR          EXPIRATION         ($000)          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL (44)
------------------

MEXICO JACKUPS (8)
------------------

Noble Lewis Dugger                  Pemex            7/2004            56-58

Noble Gene Rosser                   Pemex            4/2005            48-50

Noble Sam Noble                     Pemex           10/2005            49-51

Noble John Sandifer                 Pemex            7/2005            49-51

Noble Johnnie Hoffman               Pemex            7/2005            49-51

Noble Leonard Jones                 Pemex            5/2005            48-50

Noble Earl Frederickson             Pemex            8/2006            39-40

Noble Bill Jennings                 Pemex            8/2005            50-52

BRAZIL JACKUP (1)
-----------------

# Noble Dick Favor                Under Tow                                           Rig departed Brazil on 12/14/2003 for Sharjah,
                                                                                      ETA +/- 1/09/2004. Bidding rig in Middle East
                                                                                      region. Rig will enter shipyard upon arrival
                                                                                      for +/- 90 days. Mobilization cost to be
                                                                                      expensed in 4Q '03 @ +/- $2.2 million.

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff                  Petrobras          5/2005           138-140

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius                Petrobras          5/2005           109-111         Rig is scheduled to be in shipyard for +/- 14
                                                                                      days in 1Q '04 for BOP changeout.

Noble Muravlenko                  Petrobras          3/2004            58-60

# Noble Roger Eason                Stacked                                            Rig has experienced 19 days of downtime this
                                                                                      quarter. Rig released from contract on
                                                                                      12/05/2003.

NORTH SEA JACKUPS (8)
---------------------

# Noble Al White                 Wintershall        12/2003            59-61          Option well at $53-55 for 90 days following
                                                                                      current well. Rig scheduled to be in shipyard
                                                                                      for +/- 90 days in 2Q and 3Q '04.

Noble Byron Welliver               Maersk            8/2004            54-56

Noble Kolskaya                   Wintershall         3/2004            59-60          Rate effective 10/01/2003. Final option well
                                                                                      exercised at $61-62, expected to commence +/-
                                                                                      1/2004 for +/- 70 days.

# Noble George Sauvageau             NAM             4/2004            55-57          Current rate of $55-57 based on market index
                                                                                      rate through 1/2004. Rig moved to Shell - U.K.
                                                                                      on 11/04/2003 through +/- 12/19/2003 under
                                                                                      existing contract and at same rate, then back
                                                                                      to NAM in the Netherlands.

# Noble Ronald Hoope                 RWE             1/2004            47-49          Rig commenced RWE contract on 12/05/2003.

# Noble Piet van Ede            Gaz de Franz         2/2004            52-54          Option well exercised.

# Noble Lynda Bossler                NAM             1/2004            44-46          Accommodations contract for +/- 30 days, then
                                                                                      back to BP for 1 well plus 3 option wells @
                                                                                      $50-52.

Noble Julie Robertson          ATP Oil and Gas      12/2003            51-53


                                                                 2

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
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                                                                    YEAR BUILT/         WATER
           RIG                            RIG DESIGN                  REBUILT           DEPTH                   LOCATION
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
---------

SEMISUBMERSIBLE (1)
-------------------

# Noble Ton van Langeveld      Offshore SCP III Mark 2 (T)          1979/2000          1,500'         United Kingdom

WEST AFRICA JACKUPS (6)
-----------------------

# Noble Tommy Craighead        F&G L-780 MOD II-IC (T)              1982/1990          300'-IC        Nigeria

# Noble Percy Johns            F&G L-780 MOD II-IC (T)              1981/1995          300'-IC        Nigeria

Noble Roy Butler               F&G L-780 MOD II-IC (T)              1982/1996        300'-IC****      Nigeria

# Noble Ed Noble               MLT Class 82-SD-C (T)                1984/1990          250'-IC        Nigeria

# Noble Lloyd Noble            MLT Class 82-SD-C (T)                1983/1990          250'-IC        Nigeria

Noble Don Walker               BakMar BMC 150 IC (T)                1982/1992          150'-IC        Nigeria

ARABIAN GULF JACKUPS (11)
-------------------------

# Noble Kenneth Delaney        F&G L-780 MOD II-IC (T)              1983/1998          300'-IC        UAE (Abu Dhabi)

# Noble George McLeod          F&G L-780 MOD II-IC (T)              1981/1995          300'-IC        UAE (Abu Dhabi)

Noble Jimmy Puckett            F&G L-780 MOD II-IC (T)              1982/2002          300'-IC        Qatar

Noble Crosco Panon             Levingston Class 111-C (T)           1976/2001          300'-IC        Qatar

# Noble Gus Androes            Levingston Class 111-C (T)           1982/1996          300'-IC        Qatar

Noble Chuck Syring             MLT Class 82-C (T)                   1976/1996          250'-IC        Qatar

# Noble Charles Copeland       MLT Class 82-SD-C (T)                1979/2001          250'-IC        Qatar

# Noble Roy Rhodes             MLT 116-C (T)                           1979          300'-IC****      UAE (Dubai)

# Noble Charlie Yester         MLT 116-C (T)                           1979            300'-IC        UAE (Sharjah)

Noble Dhabi II                 Baker Marine-150 (T)                    1982            150'-IC        UAE (Abu Dhabi)

Noble Gene House               Modec 300-C (T)                         1981            300'-IC        UAE (Sharjah)

MEDITERRANEAN JACKUP (1)
------------------------

# Noble Carl Norberg           MLT Class 82-C (T)                   1976/1996          250'-IC        Under Tow

INDIA JACKUP (1)
----------------

Noble Ed Holt                  Levingston Class 111-C (T)           1981/1994          300'-IC        India

FAR EAST
--------

SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard               F&G 9500 Enhanced Pacesetter            1986            10,000'        Dalian, China

Bingo 9000 - Rig 3             Trosvik Bingo 9000                      1999         10,000' *****     Dalian, China

Bingo 9000 - Rig 4             Trosvik Bingo 9000                      1999         10,000' *****     Dalian, China

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                                                   ANTICIPATED
                                                    CONTRACT          DAYRATE
          RIG                    OPERATOR          EXPIRATION         ($000)          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
---------

SEMISUBMERSIBLE (1)
-------------------

# Noble Ton van Langeveld        Kerr-McGee          1/2004            47-49          Two option wells remain at mutually agreed
                                                                                      rates.

WEST AFRICA JACKUPS (6)
-----------------------

# Noble Tommy Craighead           Shipyard                                            Rig currently undergoing hull and quarters
                                                                                      refurbishments. Contract with Addax for
                                                                                      two-years to commence +/- 1/05/2004 @ $47-49.

# Noble Percy Johns               Shipyard                                            Rig undergoing cantilever enhancement. Bid to
                                                                                      ExxonMobil for a 2Q '04 start.

Noble Roy Butler                ChevronTexaco        4/2004            51-52

# Noble Ed Noble                   Stacked                                            Bid to ExxonMobil for a 2Q '04 start.

# Noble Lloyd Noble                Stacked                                            Rig released 12/12/2003.

Noble Don Walker                   Stacked

ARABIAN GULF JACKUPS (11)
-------------------------

# Noble Kenneth Delaney              NDC             5/2004            53-54          Rig scheduled to be in the shipyard for +/- 45
                                                                                      days in 2Q and 3Q '04.

# Noble George McLeod                NDC             6/2004            53-54          Rig scheduled to be in the shipyard for +/- 45
                                                                                      days in 3Q '04.

Noble Jimmy Puckett                Ras Gas          11/2004            51-53

Noble Crosco Panon                  Total           10/2004            44-46

# Noble Gus Androes                Maersk           12/2003            47-49          LOI with Total for an eight-month contract to
                                                                                      commence 2Q '04 after +/- 45 days in shipyard
                                                                                      for derrick upgrade and new top drive.

Noble Chuck Syring                   QP              8/2005            51-52

# Noble Charles Copeland           Stacked                                            LOI with Hyundai Heavy Ind. for accommodation
                                                                                      mode contract at $20-22 for +/- 70 days to
                                                                                      commence +/- 12/21/2003.

# Noble Roy Rhodes                   DPC             1/2004            40-42          Current rate of $40-42 effective 10/14/2003
                                                                                      through the end of the contract. LOI for
                                                                                      2-year extension from 1/15/2004 @ $51-53.

# Noble Charlie Yester             Under Tow                                          Rig commenced tow to India on 12/14/2003,
                                                                                      ETA +/- 12/28/2003, three-year contract with
                                                                                      ONGC to commence +/- 1/01/2004 @ $50-51.

Noble Dhabi II                      ADOC             7/2004            31-32

Noble Gene House                   Stacked                                            Rig undergoing refurbishment. Bid on several
                                                                                      projects in the region with commencement dates
                                                                                      from 1/2004 through 2/2004.

MEDITERRANEAN JACKUP (1)
------------------------

# Noble Carl Norberg                                                                  Rig commenced dry tow to Croatia on
                                                                                      11/26/2003, ETA +/- 12/16/2003. Bareboat
                                                                                      charter contract to commence +/- 1/15/2004 for
                                                                                      14 months @ $29-30.

INDIA JACKUP (1)
----------------

Noble Ed Holt                       ONGC             4/2006            48-49

FAR EAST
--------

SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard                  Shipyard

Bingo 9000 - Rig 3                Shipyard                                            Baredeck hull.

Bingo 9000 - Rig 4                Shipyard                                            Baredeck hull.

--------------------------------------------------------------------------------
(#)     Denotes change from previous report.
(T)     Denotes Top Drive.
(Z)     Denotes Zero Discharge.
(*)     Terms of contract confidential per agreement with operator.
(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser during available time in 2004. (***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.
(*****) Baredeck hull constructed as capable to operate in 10,000' of water.


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